                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 7, 2003
                                                           -------------

                        Union Financial Bancshares, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                         1-5735                57-1001177
      --------                      ------------            -----------
(State or other Jurisdiction of     (Commission            (IRS Employer
incorporation or organization)      File Number)           Identification No.)


203 West Main Street, Union, South Carolina                 29379-0886
-------------------------------------------                 ----------
(Address of principal executive offices)                    (Zip Code)

                                 (864) 427-9000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.
         ------------

      On March 7, 2003, Union Financial Bancshares, Inc. (the "Company") issued a press release announcing that it has submitted an application to the Office of the Comptroller of the Currency to convert the charter of its banking subsidiary, Provident Community Bank, from a federal savings bank to a national bank.

      A press release announcing the Company's submission of the conversion application to the Office of the Comptroller of the Currency is attached as
Exhibit 99.1

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99.1            Press release issued on March 7, 2003

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       UNION FINANCIAL BANCSHARES, INC.



Dated: March 7, 2003                   By: /s/Dwight V. Neese
                                           -------------------------------------
                                           Dwight V. Neese
                                           President and Chief Executive Officer


                                        3